SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2004

                      INTERWORLD CORPORATION
_______________________________________________________________
     Exact Name of Registrant as Specified in Its Charter)

                   Commission File No. 000-26925

            Delaware                    13-3818716
___________________________   __________________________________
(State or other jurisdiction  (IRS Employer Identification
incorporation)                 Number)

                   3900 Dallas Parkway, #340
                        Plano, TX 75093
_____________________________________________________________
(Address, including zip code, of Principal Executive Offices)

                          (972) 665-1313
       ___________________________________________________
       (Registrant's telephone number including area code)

Item 5.  Other Events.

On May 25, 2004, InterWorld Corporation ("InterWorld" or, the "Debtor") filed a voluntary petition for relief under chapter 7 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case No. 04-13590). Section 362(a)(3) of the Bankruptcy Code provides that "any act to obtain possession of property from the estate or to exercise control over the property of the estate" was automatically stayed upon the filing of InterWorld's chapter 7 petition. The automatic stay will protect property of the Debtor's estate from the reach of individual creditors so that it will be available to all creditors, thereby ensuring that all creditors, including any future tort claimants, are treated equitably. The automatic stay prohibits the prosecution of claims against the Debtor outside of the bankruptcy case.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

        (a)  Financial Statements.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits

         None.

                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            InterWorld Corporation

                            By:  /s/ Mark E. Wilson
                                 _________________________
                                 Name:  Mark E. Wilson
                                 Title: Chief Financial Officer

Date: May 27, 2004